UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

FEMASYS INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  T00049-P53622  Your Vote Counts!  BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O FEMASYS INC.  P.O. BOX 1342  BRENTWOOD, NY 11717  FEMASYS INC.  2026 Annual Meeting  Vote by June 23, 2026  11:59 P.M. EDT  Vote in Person at the Meeting*  June 24, 2026  9:00 AM EDT  Offices of Femasys Inc.  3950 Johns Creek Court, Suite 100  Suwanee, Georgia 30024  *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  You invested in FEMASYS INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on June 24, 2026.  Get informed before you vote  View the Notice & Proxy Statement for the Annual Meeting of Stockholders and our Annual Report on Form 10-K for the year ended  December 31, 2025 are available online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 10, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit  www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  T00050-P53622  1. Election of Directors  For  Nominees:  1a. Charles Larsen  1b. Kenneth Eichenbaum  For  2. To ratify the appointment of KPMG LLP as the independent registered public accounting firm.  For  3. To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.  Voting Items  Board Recommends